CAUSEWAY INTERNATIONAL VALUE FUND

                          SUPPLEMENT DATED MAY 3, 2005
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 28, 2005
                      AS SUPPLEMENTED ON FEBRUARY 22, 2005

             THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
              BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE
                      STATEMENT OF ADDITIONAL INFORMATION.


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Replace the paragraph entitled "Emerging Markets" under "INVESTMENT OBJECTIVE
AND POLICIES" with the following:

         Emerging Markets

               The Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets. Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. The Investment Adviser determines where a company is located by referring either to its primary stock exchange listing, where it is registered or where its headquarters is located. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.






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